                            EL PASO CORPORATION
                            OPERATING STATISTICS
                            FOURTH QUARTER 2002

                             TABLE OF CONTENTS

                                                                      PAGE

CONSOLIDATED STATEMENTS OF INCOME                                       2
CONSOLIDATED ANALYSIS OF NON-RECURRING ITEMS                            3
SEGMENT INFORMATION                                                     4

CONSOLIDATED OPERATING RESULTS
    CONSOLIDATED NET INCOME                                             5
    CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES      6

BUSINESS SEGMENT RESULTS

    PIPELINE GROUP
         EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES              7
         THROUGHPUT                                                     8
    PRODUCTION
         EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES              9
         SALES VOLUMES AND REALIZED PRICES                              10
    MERCHANT ENERGY GROUP
         EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES              11
         ANALYSIS OF PRO FORMA EARNINGS BEFORE INTEREST AND
           INCOME TAX BY DIVISION                                       12
         OPERATING DATA                                                 13
    FIELD SERVICES
         EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES              14
         VOLUMES AND RATES                                              15

SCHEDULE OF NON-RECURRING ITEMS                                         16



                            EL PASO CORPORATION
                     CONSOLIDATED STATEMENTS OF INCOME
                  (In Millions, Except per Share Amounts)
                                (UNAUDITED)

                                              Fourth Quarter Ended     Twelve Months Ended
                                                    December 31,           December 31,
                                             ----------------------   ---------------------
                                                2002         2001        2002        2001
                                             ----------------------   ---------------------

Operating revenues                           $  2,796     $  2,759    $ 12,194     $ 13,649

Operating expenses
   Cost of products and services                1,944        1,084       6,447        6,353
   Operation and maintenance                      728          679       2,606        2,876
   Restructuring and merger-related costs          18           (7)         81        1,520
   (Gain) loss on long-lived assets               311           19         282          183
   Western Energy Settlement                      899            -         899            -
   Ceiling test charges                             2            -         269          135
   Depreciation, depletion and amortization       348          345       1,405        1,327
   Taxes, other than income taxes                  65           43         277          334
                                             --------     --------    --------     --------
                                                4,315        2,163      12,266       12,728
                                             --------     --------    --------     --------
Operating income (loss)                        (1,519)         596         (72)         921

Equity earnings and other income (expense)       (163)         301        (153)         708
                                             --------     --------    --------     --------

Earnings before interest expense, income
  taxes and other charges                      (1,682)         897        (225)       1,629

Interest and debt expense                         392          290       1,400        1,156

Returns on preferred interests of
  consolidated subsidiaries                        38           48         159          217
                                             --------     --------    --------     --------

Income (loss) before income taxes              (2,112)         559      (1,784)         256

Income taxes                                     (600)         180        (495)         184
                                             --------     --------    --------     --------

Income (loss) from continuing operations
 before extraordinary items and cumulative
 effect of accounting changes                  (1,512)         379      (1,289)          72

Discontinued operations, net of income taxes       (2)          (4)       (124)          (5)

Extraordinary items, net of income taxes            -            -           -           26

Cumulative effect of accounting changes,
  net of income taxes                            (222)           -         (54)           -
                                             --------     --------    --------     --------

Net income (loss)                            $ (1,736)    $    375    $ (1,467)    $     93
                                             ========     ========    ========     ========

Diluted earnings (loss) per common share     $  (2.92)    $   0.72    $  (2.62)    $   0.18
                                             ========     ========    ========     ========

Diluted average common shares outstanding
  (000's)                                     593,894      529,154     559,521      515,591
                                             ========     ========    ========     ========


                                EL PASO CORPORATION

                    CONSOLIDATED ANALYSIS OF NON-RECURRING ITEMS
                      (In Millions, Except per Share Amounts)
                                    (UNAUDITED)

                                              Fourth Quarter Ended     Twelve Months Ended
                                                    December 31,           December 31,
                                             ----------------------   ---------------------
                                                2002         2001        2002        2001
                                             ----------------------   ---------------------

Reported net income (loss)                   $  (1,736)   $    375    $ (1,467)    $     93
                                             ---------    --------    --------     --------

Non-recurring items affecting EBIT
   Restructuring and merger-related costs           18          (7)         81        1,520
   Impairment of long-lived assets                 549          16         549          178
   Impairment of equity investments                291          34         578           77
   Impairments of cost basis investments             -           6          56           66
   Net gain on sale of long-lived assets          (237)          -        (246)           -
   Net loss on sale of equity investments           20           -          51            -
   Changes in accounting estimates (a)               -           -           -          316
   Western Energy Settlement                       899           -         899            -
   Ceiling test charges                              2           -         269          135
                                             ---------    --------    --------     --------
     Total non-recurring items affecting
      EBIT                                       1,542          49       2,237        2,292
                                             ---------    --------    --------     --------

Currency loss on Euro bond offering-
  reported as interest and debt expense              -           -          45            -
Income taxes- tax effect of above
  non-recurring items                             (437)        (16)       (632)        (635)
Discontinued coal operations, net of income
  taxes                                              2           4         124            5
Extraordinary items, net of income
  taxes-FTC ordered asset sales                      -           -           -          (26)
Cumulative effect of accounting changes,
  net of income taxes
     Adoption of EITF No. 02-3                     222           -         222            -
     Adoption of Derivatives Issue C-16              -           -         (14)           -
     Adoption of SFAS No. 141- elimination
      of negative goodwill                           -           -        (154)           -
                                             ---------    --------    --------     --------

Pro forma net income (loss)                  $    (407)   $    412    $    361     $  1,729
                                             =========    ========    ========     ========

Diluted earnings (loss) per common share:
   Pro forma diluted earnings per common
    share                                    $   (0.69)   $   0.79    $   0.64     $   3.31
   Restructuring and merger-related costs        (0.02)       0.01       (0.10)       (2.14)
   Impairment of long-lived assets               (0.66)      (0.02)      (0.71)       (0.23)
   Impairment of equity investments              (0.35)      (0.04)      (0.74)       (0.10)
   Impairments of cost basis investments             -       (0.01)      (0.07)       (0.08)
   Net gain on sale of long-lived assets          0.28           -        0.32            -
   Net loss on sale of equity investments        (0.03)          -       (0.07)           -
   Changes in accounting estimates (a)               -           -           -        (0.40)
   Western Energy Settlement                     (1.08)          -       (1.16)           -
   Ceiling test charges                              -           -       (0.35)       (0.17)
   Currency loss on Euro bond offering               -           -       (0.06)           -
   Discontinued coal operations                      -       (0.01)      (0.22)       (0.01)
   Extraordinary items-FTC ordered asset
    sales                                            -           -           -         0.05
   Cumulative effect of accounting changes
     Adoption of EITF No. 02-3                   (0.37)          -       (0.40)           -
     Adoption of Derivatives Issue C-16              -           -        0.03            -
     Adoption of SFAS No. 141- elimination
      of negative goodwill                           -           -        0.27            -
   Adjustment for antidilution (b)                   -           -           -        (0.05)
                                             ---------    --------    --------     --------

Reported diluted earnings (loss) per common
  share                                      $   (2.92)   $   0.72    $  (2.62)    $   0.18
                                             =========    ========    ========     ========

Reported diluted average common shares
  outstanding (000's)                          593,894     529,154     559,521      515,591
                                             =========    ========    ========     ========
Adjusted pro forma diluted average common
  shares outstanding (000's) (b)               593,894     529,154     560,466      530,494
                                             =========    ========    ========     ========


(a) Changes in estimates related to environmental liabilities and spare parts inventories, as discussed in our Form 10-K for the period ended December 31, 2001.

(b) Adjusted pro forma diluted earnings (loss) per common share and adjusted pro forma diluted average common shares outstanding for the year ended December 31, 2002 and 2001, include the impact of securities that are antidilutive for purposes of reporting under U.S. generally accepted accounting principles. As a result, these amounts differ from our reported amounts.


                                                        EL PASO CORPORATION
                                                        SEGMENT INFORMATION
                                                            (UNAUDITED)

                                                      2002                                  2001                 Year-to-Date
                                        --------------------------------- ------------------------------- -------------------------
(In Millions)                            First  Second   Third    Fourth   First  Second  Third   Fourth     2002     2001     2000
                                        --------------------------------- ------------------------------- -------------------------

Operating revenues
   Pipelines                            $  703  $  629  $   609  $   664  $  792  $  652  $  609  $  695  $ 2,605  $ 2,748  $ 2,741
   Production                              550     560      499      517     571     588     609     579    2,126    2,347    1,686
   Merchant Energy                       2,011   1,346    1,071    1,162   1,905   1,689   1,416   1,065    5,590    6,075   13,000
   Field Services                          540     501      551      437     757     737     559     500    2,029    2,553    1,439
   All other and eliminations              (49)    (49)     (74)      16     (58)     91     (27)    (80)    (156)     (74)     405
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
   Consolidated total                    3,755   2,987    2,656    2,796   3,967   3,757   3,166   2,759  $12,194  $13,649   19,271
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
Depreciation, depletion and
  amortization
   Pipelines                            $   91  $   95       94  $    94      96  $   95      95  $   97  $   374  $   383  $   376
   Production                              207     193      181      192     160     165     177     176      773      678      611
   Merchant Energy                          34      31       34       30      24      28      26      30      129      108      100
   Field Services                           19      15       11       11      28      26      29      28       56      111       76
   All other and eliminations               14      18       20       21      11      11      11      14       73       47       68
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
   Consolidated total                      365     352      340      348     319     325     338     345  $ 1,405  $ 1,327    1,231
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------


Operating income (loss)
   Pipelines                            $  357  $  277  $   259  $  (103) $  294  $   31  $  240  $  321  $   790  $   886  $ 1,150
   Production                              175       5      179      170     188     286     168     277      529      919      613
   Merchant Energy                         455     (25)    (241)  (1,525)    168      59     147      24   (1,336)     398      572
   Field Services                           38      36       20      177      20      39      31      34      271      124      166
   All other and eliminations              (13)    (59)     (16)    (238)   (887)    (350)  (109)    (60)    (326)  (1,406)     (86)
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
   Operating income (loss) as reported   1,012     234      201   (1,519)   (217)     65     477     596  $   (72) $   921    2,415
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------

Earnings (loss) before interest
  expense and income taxes as reported
    Pipelines                           $  399  $  323  $   302  $  (206) $  333  $   69  $  274  $  362  $   818  $ 1,038  $ 1,323
    Production                             176       7      179      172     185     289     169     277      534      920      609
    Merchant Energy                         93      60     (171)  (1,620)    257     137     253     257   (1,638)     904      930
    Field Services                          51      54      (11)     193      36      55      43      61      287      195      214
    All other and eliminations              (6)    (33)      34     (221)   (880)   (397)    (91)    (60)    (226)  (1,428)     (56)
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
    Consolidated total                     713     411      333   (1,682)    (69)    153     648     897     (225)   1,629    3,020
    Non-recurring charges                  375     287       33    1,542   1,159     804     280      49    2,237    2,292      117
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------
    Pro forma earnings
     (loss) before interest and taxes   $1,088  $  698  $   366  $  (140) $1,090  $  957  $  928  $  946  $ 2,012  $ 3,921  $ 3,137
                                        ------  ------  -------  -------  ------  ------  ------  ------  -------  -------  -------




                                                           EL PASO CORPORATION

                                                         CONSOLIDATED NET INCOME
                                                              (UNAUDITED)

                                                      2002                                  2001                 Year-to-Date
                                        --------------------------------- ------------------------------- -------------------------
(In Millions,                           First  Second   Third    Fourth   First  Second  Third   Fourth    2002     2001     2000
   Except per Share Amounts)            --------------------------------- ------------------------------- -------------------------

Operating revenues                      $3,755  $2,987  $2,656   $2,796   $3,967  $3,757  $3,166  $2,759  $12,194  $13,649  $19,271

Operating expenses                       2,743   2,753   2,455    4,315    4,184   3,692   2,689   2,163   12,266   12,728   16,856
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
Operating income (loss)                  1,012     234     201   (1,519)    (217)     65     477     596      (72)     921    2,415

Equity earnings and other income          (299)    177     132     (163)     148      88     171     301     (153)     708      605
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
Earnings (loss) before interest
   expense, income taxes and
   other charges                           713     411     333   (1,682)     (69)    153     648     897     (225)   1,629    3,020

Interest and debt expense                  307     359     342      392      295     291     280     290    1,400    1,156    1,040
Returns on preferred interests of
 consolidated subsidiaries                  40      43      38       38       62      56      51      48      159      217      204
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
Income (loss) before income taxes and
   other charges                           366       9     (47)  (2,112)    (426)   (194)    317     559   (1,784)     256    1,776

Income taxes                               118       1     (14)    (600)     (35)    (63)    102     180     (495)     184      539
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
Income (loss) from continuing
   operations                              248       8     (33)  (1,512)    (391)   (131)    215     379   (1,289)      72    1,237
Discontinued operations, net of income
   taxes                                   (19)    (67)    (36)      (2)       1      (3)      1      (4)    (124)      (5)      (1)
Extraordinary items, net of income
   taxes                                     -       -       -        -      (10)     41      (5)      -       -        26       70
Cumulative effect of accounting
   changes, net of income taxes            154      14       -     (222)       -       -       -       -     (54)        -        -
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
Consolidated net income (loss)          $  383  $  (45) $  (69) $(1,736)  $ (400) $  (93) $  211  $  375 $(1,467)  $    93  $ 1,306
                                        ------  ------  ------   ------   ------  ------  ------  ------  -------  -------  -------
   Pro forma diluted earnings per
    common share (a)                    $ 0.93  $ 0.44  $(0.02) $ (0.69)  $ 0.96  $ 0.79  $ 0.78  $ 0.79 $  0.64   $  3.31  $  2.59
   Reported diluted earnings (loss)
    per common share                    $ 0.72  $(0.08) $(0.12) $ (2.92)  $(0.80) $(0.18) $ 0.41  $ 0.72 $ (2.62)  $  0.18  $  2.57
   Adjusted pro forma diluted average
    common shares outstanding (000's)  546,472 539,975 586,079  593,894  524,963 531,556 528,099 529,154 560,466   530,494  513,578
   Reported diluted average common
    shares outstanding (000's)         538,015 532,163 586,079  593,894  502,401 505,083 519,642 529,154 559,521   515,591  513,578
                                       ------- ------- -------  -------  ------- ------- ------- ------- -------   -------  -------

(a) First quarter 2002 pro forma net income and pro forma diluted earnings per share exclude after-tax impairments of investments in Argentina of $(232) million, an after-tax ceiling test charge of $(23) million, discontinued operations net of taxes of $(19) million and an after-tax cumulative effect of an accounting change of $154 million from the adoption of SFAS No. 141. First quarter 2001 pro forma net income and pro forma diluted earnings per share exclude after-tax merger related costs of $(889) million, discontinued operations net of taxes of $1 million and an after-tax net extraordinary loss related to FTC-ordered asset sales of $(10) million.

Second quarter 2002 pro forma net income and pro forma diluted earnings per share exclude an after-tax ceiling test charge of $(159) million, after-tax restructuring costs of $(43) million, an after-tax gain on sale of Field Services' Dragon Trail plant of $7 million, discontinued operations net of tax of $(67) million, an after-tax cumulative effect of an accounting change of $14 million from the adoption of Derivatives Issue C-16 and after-tax currency loss on Euro bond offering reported as interest expense of $(31) million. Second quarter 2001 pro forma net income and pro forma diluted earnings per share exclude after-tax merger-related costs of $(545) million, discontinued operations net of taxes of $(3) million and the after-tax impact of extraordinary items related to FTC-ordered asset sales of $41 million.

Third quarter 2002 pro forma net income and pro forma diluted earnings per share exclude discontinued operation net of tax of $(36) million and after-tax loss on sale of asset disposals of $(22) million. Third quarter 2001 pro forma net income and pro forma diluted earnings per share exclude after-tax merger-related costs of $(98) million, an after-tax ceiling test charge of $(91) million, discontinued operations net of taxes of $1 million and the after-tax impact of extraordinary items related to FTC-ordered asset sales of $(5) million.

For an explanation of the fourth quarter 2002 and 2001 excluded charges refer to the Consolidated Analysis of Non-recurring Items on page 3.



                                                          EL PASO CORPORATION

                                   CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                             (UNAUDITED)


                                                      2002                                  2001                 Year-to-Date
                                        --------------------------------- ------------------------------- -------------------------
(In Millions)                            First   Second  Third    Fourth   First   Second  Third   Fourth     2002     2001    2000
                                        --------------------------------- ------------------------------- -------------------------

Operating revenues
   Pipelines                             $  703  $ 629  $  609   $   664   $  792  $  652  $  609  $  695  $ 2,605  $ 2,748 $ 2,741
   Production                               550    560     499       517      571     588     609     579    2,126    2,347   1,686
   Merchant Energy                        2,011  1,346   1,071     1,162    1,905   1,689   1,416   1,065    5,590    6,075  13,000
   Field Services                           540    501     551       437      757     737     559     500    2,029    2,553   1,439
   All other and eliminations               (49)   (49)    (74)       16      (58)     91     (27)    (80)    (156)     (74)    405
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------
     Total                                3,755  2,987   2,656     2,796    3,967   3,757   3,166   2,759   12,194   13,649  19,271
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------
Operating expenses
   Cost of products and services          1,613  1,472   1,418     1,944    1,923   1,965   1,381   1,084    6,447    6,353  12,863
   Operation and maintenance                662    584     632       728      658     815     724     679    2,606    2,876   2,408
   Restructuring and merger-related
    costs                                     -     63       -        18    1,011     489      27      (7)      81    1,520      93
   (Gain) loss on long-lived assets         (15)   (15)      1       311      153       4       7      19      282      183      (5)
   Western energy settlement                  -      -       -       899        -       -       -       -      899        -       -
   Ceiling test charges                      33    234       -         2        -       -     135       -      269      135       -
   Depreciation, depletion and
    amortization                            365    352     340       348      319     325     338     345    1,405    1,327   1,231
   Taxes, other than income taxes            85     63      64        65      120      94      77      43      277      334     266
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------
     Total                                2,743  2,753   2,455     4,315    4,184   3,692   2,689   2,163   12,266   12,728  16,856
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------
Consolidated operating income (loss)      1,012    234     201    (1,519)    (217)     65     477     596      (72)     921   2,415
Equity earnings and other income           (299)   177     132      (163)     148      88     171     301     (153)     708     605
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------
   Earnings (loss) before interest
    expense, income taxes and other
    charges                              $  713  $ 411  $  333   $(1,682)  $  (69) $  153  $  648   $ 897  $  (225) $ 1,629 $ 3,020
                                         ------  -----  ------   -------   ------  ------  ------  ------  -------  ------- -------



                                                               PIPELINE GROUP

                                             EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
                                                     (EXCLUDES INTRASEGMENT TRANSACTIONS)

                                                      2002                                  2001                 Year-to-Date
                                        --------------------------------- ------------------------------- -------------------------
(In Millions)                             First  Second   Third   Fourth    First  Second  Third  Fourth     2002     2001    2000
                                        --------------------------------- ------------------------------- -------------------------
Revenues                                  $ 703  $ 629    $ 609   $ 664     $ 792  $ 652   $ 609   $ 695   $2,605   $2,748  $2,741

Operating expenses
   Operation and maintenance                227    223      226     240       273    265     243     247      916    1,028   1,083
   Restructuring and merger-related costs     -      1        -       -        88    207      (4)      -        1      291       -
   (Gain) loss on long-lived assets         (12)    (2)       2      (1)        1     19       2      (1)      (13)     21      (7)
   Western Energy Settlement                  -      -        -     412         -      -       -       -       412       -       -
   Depreciation, depletion and
    amortization                             91     95       94      94        96     95      95      97       374     383     376
   Taxes, other than income taxes            40     35       28      22        40     35      33      31       125     139     139
                                          -----  -----    -----   -----     -----  -----   -----   -----   -------  ------  ------

Total                                       346    352      350     767       498    621     369     374     1,815   1,862   1,591
                                          -----  -----    -----   -----     -----  -----   -----   -----   -------  ------  ------

Operating income (loss) as reported         357    277      259    (103)      294     31     240     321       790     886   1,150

Equity earnings and other income
(expense)                                    42     46       43    (103)       39     38      34      41        28     152     173

Earnings before interest expense and
   income taxes as reported               $ 399  $ 323    $ 302   $(206)    $ 333  $  69   $ 274   $ 362   $  818   $1,038  $1,323
                                          -----  -----    -----   -----     -----  -----   -----   -----   ------   ------  ------

Earnings before interest expense and
   income taxes as reported               $ 399  $ 323    $ 302   $(206)    $ 333   $ 69   $ 274   $ 362   $   818  $1,038  $1,323

Non-recurring charges:
   Operations and Maintenance                 -      1        -       -        89    246      (4)      -         1     331       -
   Western Energy Settlement                  -      -        -     412         -      -       -       -       412       -       -
   Equity earnings and other income           -      -        -     149         -      -       3       -       149       3       -
                                          -----  -----    -----   -----     -----  -----   -----   -----   -------  ------  ------

Pro forma earnings before interest
   expense and income taxes               $ 399  $ 324    $ 302   $ 355     $ 422  $ 315   $ 273   $ 362   $ 1,380  $1,372  $1,323
                                          -----  -----    -----   -----     -----  -----   -----   -----   -------  ------  ------



                                                               PIPELINE GROUP

                                                                 THROUGHPUT

                                                      (EXCLUDES INTRASEGMENT VOLUMES)

                                                                 (BBtu/d)

                                                    2002                          2001                          Year-to-Date
                                       --------------------------------   -------------------------------   ---------------------
                                        First   Second   Third   Fourth   First   Second   Third   Fourth    2002    2001    2000

Tennessee Gas Pipeline                  4,789   4,235    4,472   4,889    5,045   4,092   4,162    4,331    4,596   4,405   4,354
American Natural Resources              3,779   3,604    3,746   3,634    3,938   3,776   3,655    3,738    3,691   3,776   3,807
Southern Natural Gas                    2,283   1,780    1,823   2,195    2,231   1,657   1,692    1,935    2,020   1,877   2,132
El Paso Natural Gas                     4,203   4,046    4,069   3,943    4,826   4,552   4,550    4,214    4,065   4,535   4,310
Colorado Interstate Gas                 2,789   2,429    2,460   2,896    2,431   2,284   2,136    2,517    2,644   2,341   2,106
                                       ------  ------   ------  ------   ------  ------  ------   ------   ------  ------  ------

   Total                               17,843  16,094   16,570  17,557   18,471  16,361  16,195   16,735   17,016  16,934  16,709
                                       ------  ------   ------  ------   ------  ------  ------   ------   ------  ------  ------

Equity Investments (Ownership
 Percentage)
   Citrus (50%)                           887   1,048    1,151     919      619     782     954      873    1,002     808     766
   Portland (30%)                          51      31       43      46       26      19      34       42       43      30      21
   Australia (33%)                        286     309      320     304      293     296     347      289      305     306     274
   Great Lakes (50%)                    1,245   1,099    1,221   1,192    1,146   1,095   1,143    1,066    1,189   1,112   1,239
   Alliance (2%)                          224     208      199     136      202     222     210      220      192     214      15
                                       ------  ------   ------  ------   ------  ------  ------   ------   ------  ------  ------

      Total                             2,693   2,695    2,934   2,597    2,286   2,414   2,688    2,490    2,731   2,470   2,315
                                       ------  ------   ------  ------   ------  ------  ------   ------   ------  ------  ------

      Total throughput                 20,536  18,789   19,504  20,154   20,757  18,775  18,883   19,225   19,747  19,404  19,024
                                       ------  ------   ------  ------   ------  ------  ------   ------   ------  ------  ------

Alliance percentage decreased from 14% to 2% effective 11/21/02.




                                                                PRODUCTION

                                           EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                  (EXCLUDES INTRASEGMENT TRANSACTIONS)

                                                     2002                               2001                    Year-to-Date
                                        -------------------------------   -------------------------------   ----------------------
(In Millions)                           First   Second   Third   Fourth   First   Second   Third   Fourth     2002    2001    2000
                                        -------------------------------   -------------------------------   ----------------------
Operating revenues
   Natural gas                          $ 480   $ 441    $ 403   $ 434    $ 480   $ 501    $ 523   $ 501    $1,758  $2,005  $1,412
   Oil, condensate and liquids             82     115       92      84       86      80       80      74       373     320     255
   Other                                  (12)      4        4      (1)       5       7        6       4        (5)     22      19
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------

   Total operating revenues               550     560      499     517      571     588      609     579     2,126   2,347   1,686

   Transportation and net product
    costs                                 (22)    (33)     (29)    (29)     (37)    (19)     (19)    (22)     (113)    (97)    (78)
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------

      Total operating margin              528     527      470     488      534     569      590     557     2,013   2,250   1,608
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------

Operating expenses
   Operation and maintenance               97      92       97     100       75      83       86     110       386     354     314
   Restructuring and merger-related
    costs                                   -       -        -       -       47       -        -       -         -      47       -
   (Gain) loss on long-lived assets        (2)      -        -       5       16       -        -       -         3      16       -
   Ceiling test charges                    33     234        -       2        -       -      135       -       269     135       -
   Depreciation, depletion and
    amortization                          207     193      181     192      160     165      177     176       773     678     611
   Taxes, other than income taxes          18       3       13      19       48      35       24      (6)       53     101      70
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------

      Total                               353     522      291     318      346     283      422     280     1,484   1,331     995
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------
Operating income                          175       5      179     170      188     286      168     277       529     919     613

Equity Earnings and Other income
(expense)                                   1       2        -       2       (3)      3        1       -         5       1      (4)
                                        -----   -----    -----   -----    -----   -----    -----   -----    ------  ------  ------

Earnings before interest expense and
 income taxes as reported               $ 176   $   7    $ 179  $  172    $ 185   $ 289     $169   $ 277     $ 534   $ 920  $  609
                                        -----   -----    -----  ------    -----   -----     ----   -----     -----   -----  ------
Earnings before interest expense and
 income taxes as reported               $ 176   $   7    $ 179  $  172    $ 185   $ 289    $ 169   $ 277     $ 534   $ 920   $ 609

Non-recurring charges:
   Operations and Maintenance               -      -         -       4       63       7        3       -        4      73       -
   Ceiling test charges                    33    234         -       2        -       -      135       -      269     135       -
                                        -----------------------------------------------------------------------------------------

Pro forma earnings before interest
 expense and income taxes               $ 209  $ 241     $ 179   $ 178    $ 248   $ 296    $ 307   $ 277    $ 807  $1,128   $ 609
                                        -----------------------------------------------------------------------------------------



                                                            PRODUCTION

                                                 SALES VOLUMES AND REALIZED PRICES


                                                     2002                              2001                      Year-to-Date
                                       --------------------------------  --------------------------------  -------------------------
                                        First   Second  Third   Fourth   First    Second   Third   Fourth     2002     2001    Third
                                       --------------------------------  --------------------------------  -------------------------
Natural Gas Sales Volumes (MMcf)
   Onshore                              82,122  69,866  68,612  62,619    72,764  77,493  84,098   88,665  283,219  323,020  291,719
   Offshore                             40,024  38,239  36,991  35,818    54,033  52,231  51,362   43,861  151,072  201,487  200,039
   Coal Seam                             7,261   8,223   9,957  10,350     5,530   6,878   7,785    6,853   35,791   27,046   24,095
   International                         3,859   3,692   4,532   4,759     1,617   2,675   3,121    5,774   16,841   13,187    1,064
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------

      Total Natural Gas Sales Volumes  133,266 120,020 120,092 113,546   133,944 139,277 146,366  145,153  486,923  564,740  516,917
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------


Oil, Condensate and Liquids Sales
  Volumes (MBbls)
     Onshore                             2,132   1,778   1,416   1,261     1,575   1,901   1,507    1,756    6,587    6,739    5,548
     Offshore                            2,586   2,913   2,323   2,053     1,545   1,429   1,858    2,251    9,875    7,083    6,066
     International                         270     275     247     260        14      23     197      326    1,052      560       12
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------

        Total Oil, Condensate and
         Liquids Sales Volumes           4,988   4,966   3,986   3,574     3,134   3,353   3,562    4,333   17,514   14,382   11,626
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------


Equivalent Sales Volumes (MMcf)
   Onshore                              94,913  80,534  77,109  70,184    82,213  88,900  93,140   99,204  322,739  363,457  325,007
   Offshore                             55,538  55,719  50,931  48,134    63,300  60,805  62,510   57,363  210,322  243,978  236,439
   Coal Seam                             7,261   8,223   9,957  10,350     5,530   6,878   7,785    6,853   35,791   27,046   24,095
   International                         5,481   5,340   6,011   6,324     1,699   2,812   4,307    7,732   23,156   16,550    1,140
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------

        Total Equivalent Sales Volumes 163,193 149,816 144,008 134,992   152,742 159,395 167,742  171,152  592,008  651,031  586,681
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------

Weighted Average Realized Prices
   Natural Gas ($/Mcf)                 $  3.46 $  3.45 $  3.21 $  3.61   $  3.48 $  3.49  $ 3.46  $  3.33  $  3.43   $ 3.44   $ 2.62
   Natural Gas ($/Mcf) before Hedging  $  2.18 $  2.40 $  2.93    3.79   $  7.14 $  4.37  $ 2.85  $  2.34  $  2.98   $ 4.11   $ 3.86
   Oil, Condensate and Liquids ($/bbl) $ 15.68 $ 22.14 $ 22.19 $ 22.39   $ 27.42 $ 22.98  $21.62  $ 16.58  $ 20.37   $21.68   $21.82
   Oil, Condensate and Liquids ($/bbl)
    before Hedging                     $ 15.02 $ 21.99 $ 22.93 $ 23.14   $ 28.64 $ 24.02  $22.46  $ 16.26  $ 20.46   $22.31   $28.24
                                       ------- ------- ------- -------   ------- ------- -------  -------  -------  -------  -------




                                                    MERCHANT ENERGY GROUP

                                       EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                           (EXCLUDES INTRASEGMENT TRANSACTIONS)

                                                     2002                               2001                    Year-to-Date
                                        -------------------------------   -------------------------------   ---------------------
(In Millions)                           First   Second   Third   Fourth   First   Second   Third   Fourth   2002     2001    2002
                                        -------------------------------   -------------------------------   ---------------------
Gross margin and other revenue         $819    $307     $101    $(312)   $638    $460     $478    $343    $ 915    $1,919  $1,703
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

Operating expenses
   Operation and maintenance            319     277      295      359     301     347      298     263    1,250     1,209   1,014
   Restructuring and merger-related
    costs                                 -      11        1       17       4      25       (1)     16       29        44       -
   (Gain) loss on long-lived assets       -      (3)      (2)     306     132      (9)       -       4      301       127      (6)
   Western Energy Settlement              -       -        -      487       -       -        -       -      487        -        -
   Depreciation, depletion and
    amortization                         34      31       34       30      24      28       26      30      129       108     100
   Taxes other than income taxes         11      16       14       14       9      10        8       6       55        33      23
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

      Total                             364     332      342    1,213     470     401       331    319    2,251     1,521   1,131
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

Operating income (loss) as reported     455     (25)    (241)  (1,525)    168      59       147     24   (1,336)      398     572

Equity earnings and other income
 (expense)                             (362)     85       70      (95)     89      78       106    233     (302)      506     358
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

Earnings before interest expense and
 income taxes as reported              $ 93     $60    $(171) $(1,620)   $257    $137      $253   $257  $(1,638)     $904    $930
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

Earnings before interest expense and
 income tax as reported                $ 93     $60    $(171) $(1,620)   $257    $137      $253   $257  $(1,638)     $904    $930

Non-recurring charges:
   Operation and maintenance              -      11        1      326     134      91        61     15      338       301      13
   Western Energy Settlement              -       -        -      487       -       -         -     -       487         -       -
   Equity earnings and other income
    (expense)                           342       -      (16)     159       -      39         -     35      485        74       -
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----

Pro forma earnings before interest
 expense and income taxes              $435     $71    $(186) $  (648)   $391    $267      $314   $307  $  (328)   $1,279    $943
                                       ----     ---    -----  -------    ----    ----      ----   ----  -------      ----    ----





                                                        MERCHANT ENERGY GROUP

                                      ANALYSIS OF PRO FORMA EARNINGS BEFORE INTEREST EXPENSE AND
                                                     INCOME TAXES BY DIVISION

                                                     2002                               2001                    Year-to-Date
                                        -------------------------------   -------------------------------   ---------------------
(In Millions)                           First   Second   Third   Fourth   First   Second   Third   Fourth    2002     2001   2000
                                        -------------------------------   -------------------------------   ---------------------
Power
   Electron management fee              $ 46    $ 46     $ 47    $ 46     $ 37    $ 37     $ 37    $ 36     $ 185   $  147  $  80
   Other Domestic                        354      69       19       4       55      47       32     117       446      251    187
   International                          14     114       49      47       36      52       65      43       224      196    188
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----
        Total                            414     229      115      97      128     136      134     196       855      594    455
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----

Petroleum
   Refineries                             15     (16)     (84)     10       45       -       32     (29)      (75)      48     48
   Chemicals, Terminals, Marine, &
    Other                                  1       -       (1)    (11)      12      18        9       -       (11)      39     74
   Petroleum & LNG Trading                 4      19       17      42       48      48       26      98        82      220     99
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----
        Total                             20       3      (68)     41      105      66       67      69        (4)     307    221
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----
Trading
   Gas and Power                          68    (108)    (170)   (713)     194     112      160      89      (923)     555    421
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----
      Total                               68    (108)    (170)   (713)     194     112      160      89      (923)     555    421
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----

Admin. G&A                               (67)    (53)     (63)    (73)     (36)    (47)     (47)    (47)     (256)    (177)  (154)
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----
      Total                             $435   $  71    $(186)  $(648)    $391    $267     $314    $307     $(328)  $1,279   $943
                                        ----    ----     ----    ----     ----    ----     ----    ----     -----   ------  -----




                                                 MERCHANT ENERGY GROUP

                                                    OPERATING DATA

                                         (EXCLUDES INTRASEGMENT TRANSACTIONS)

                                                     2002                              2001                    Year-to-Date
                                        -------------------------------  -------------------------------  -------------------------
                                        First   Second   Third   Fourth  First   Second   Third   Fourth    2002     2001     2000
                                        -------------------------------  -------------------------------  -------------------------
PRICE RISK MANAGEMENT STATISTICS
   Forward Trading Book (In Millions)   $   995 $ 1,078 $   968 $   (59) $ 1,151 $ 1,158   1,026 $ 1,295  $   (59) $ 1,295  $ 2,201
   Forward Non-trading Book (In
    Millions)                               984     979     963     968        -       -       -      -       968        -        -
                                        ------- ------- ------- -------  ------- -------   ----- -------  -------  -------  -------

        Total Forward Book (In
         Millions)                      $ 1,979 $ 2,057 $ 1,931 $   909  $ 1,151 $ 1,158 $ 1,026 $ 1,295  $   909  $ 1,295  $ 2,201

   Average VAR (In Millions) *          $    18 $    13 $    16 $    16  $    35 $    25 $    24 $    18  $    16  $    25  $     9
   Physical Gas Delivery (BBtu/d)        13,221  13,639  12,425   8,232   13,847   9,187   7,318   9,468   11,879    9,230    7,768
   Physical Power Sales (MMwh)          104,659 107,698 141,022 116,098   35,488  44,537  60,551  76,811  469,477  217,387  115,303
   Financial Settlements (BBtue/d)**    222,745 201,637 207,683 195,215  247,596 186,860 231,942 262,571  190,670  232,282  151,115
                                        ------- ------- ------- -------  ------- ------- ------- -------  -------  -------  -------

ASSET STATISTICS
Power Assets Capacity (Net Megawatts)
   Domestic                              2,228    2,228   2,183   2,192    3,517   3,117   3,117   2,301    2,192    2,301    2,096
   Electron                              3,931    3,931   3,465   3,457    4,202   4,722   3,714   3,775    3,457    3,775    3,532
                                        ------- ------- ------- -------  ------- -------   ----- -------  -------  -------  -------
        Total Domestic                   6,159    6,159   5,648   5,649    7,719   7,839   6,831   6,076    5,649    6,076    5,628
   International                         4,389    4,535   5,302   4,836    3,806   3,685   3,685   4,006    4,836    4,006    3,586
                                        ------- ------- ------- -------  ------- -------   ----- -------  -------  -------  -------
        Total                           10,548   10,694  10,950  10,485   11,525  11,524  10,516  10,082   10,485   10,082    9,214

Power Generation Volumes (MMwh)          1,663    1,409   1,631   1,206      819     897   1,020     953    5,909    3,689    3,369
Petroleum Assets
   Aruba refinery-MBbl/d                   220      124     118     124      247     142     171     152      146      178      229
   Aruba refinery-Margin/Bbl            $3.324  $ 1.619 $ 1.659 $ 3.103  $ 4.345 $ 5.482 $ 3.657 $ 0.182  $ 2.579  $ 3.507  $ 3.338
   Eagle Point refinery-MBbl/d              92      124     143     146      122     128     114     109      127      118      144
   Eagle Point refinery-Margin/Bbl      $4.351  $ 2.942 $ 3.261 $ 4.174  $ 4.027 $ 3.624 $ 2.480 $ 0.273  $ 3.644  $ 2.670  $ 4.162
                                        ------  ------- ------- -------  ------- ------- ------- -------  -------  -------  -------


ANALYSIS OF PRICE RISK MANAGEMENT ACTIVITIES AND FORWARD BOOK
Total Portfolio Value at Risk:

                                                             (In Millions)
                                                             -------------
 One Day VAR-95% Confidence Level at December 31, 2002        $       11
 One Day VAR-99% Confidence Level at December 31, 2002        $       16
 Average VAR-95% Confidence Level during 2002                 $       16
 High VAR-95% Confidence Level during 2002                    $       22
 Low VAR-95% Confidence Level during 2002                     $        9


                                                      December 02 (In Millions)
                                                     -------------------------
                                                       Trade Book       Book
Risk Management Assets and Liabilities               -------------------------
   Mark to Market Value and Cash Liquidation
   2003                                              $      26    $      93
   2004                                              $     (21)   $      91
   2005                                              $      18    $      89
   2006                                              $       3    $      86
   2007                                              $     (12)   $      84
   Remainder                                         $     (73)   $     525
                                                     ---------    ---------


* 2001 average VAR was calculated using the variance-covariance methodology, and 2002 was calculated using the historical simulation methodology.
** Financial settlements for the second through fourth quarters of 2002 and year-to-date 2002 exclude financial settlements associated with futures.


                                                          FIELD SERVICES
                                         EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
                                             (EXCLUDES INTERSEGMENT TRANSACTIONS)

                                                     2002                               2001                    Year-to-Date
                                        -------------------------------   -------------------------------   ---------------------
(In Millions)                           First   Second   Third   Fourth   First   Second   Third   Fourth   2002    2001    2000
                                        -------------------------------   -------------------------------   ---------------------
Gross margin
   Gathering and transportation         $  82   $  41    $ 39    $   29   $  76   $   74   $  82   $  69    $ 191   $ 301   $ 225
   Processing                              39      39      39        30      61       65      61      48      147     235     190
   NGL business                             4       4       2         1      13        6       2       4       11      25      22
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
     Total                                125      84      80        60     150      145     145     121      349     561     437
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Operating expenses
   Operation and maintenance               61      37      44        38      66       64      71      51      180     252     175
   Restructuring and merger-related
   costs                                    -       1       -         -      29        9       8       -        1      46       -
   (Gain) loss on long-lived assets         -     (10)      1      (170)      -        -       -       -     (179)      -       7
   Depreciation, depletion and
   amortization                            19      15      11        11      28       26      29      28       56     111      76
   Taxes;other than income taxes            7       5       4         4       7        7       6       8       20      28      13
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
     Total                                 87      48      60      (117)    130      106     114      87       78     437     271
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Operating income (loss) as reported        38      36      20       177      20       39      31      34      271     124     166
Equity earnings and other income
 (expense)                                 13      18     (31)       16      16       16      12      27       16      71      48
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Earnings before interest expense and
 income taxes as reported               $  51   $  54    $(11)   $  193   $  36   $   55   $  43   $  61    $ 287   $ 195   $ 214
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Earnings before interest expense and
 income taxes as reported               $  51   $  54    $(11)   $  193   $  36   $   55   $  43   $  61    $ 287   $ 195   $ 214

Non-recurring charges:
     Operation and maintenance              -      (9)      1      (169)     29       10      17      -      (177)     56      11
     Equity earnings and other income       -       -      47         3       -        -       -      -        50       -       -
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Pro forma earnings before interest
 expense and income taxes               $  51   $  45    $ 37    $   27   $  65   $   65   $  60   $  61    $ 160   $ 251   $ 225
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Equity earnings from El Paso Energy
 Partners, L.P.(a)                      $  15   $  18    $ 17    $   19   $  16   $   10   $  10   $  11    $  69   $  47   $  20
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
Cash Distributions from El Paso Energy
   Partners, L.P.
     Common unit ownership                  6       8       8         8       5        5       5      5        30      20      20
     General partner ownership              9      11      11        12       5        6       6      8        43      25      17
                                        -----   -----    ----    ------   -----   ------   -----   -----    -----   -----   -----
       Total                            $  15   $  19    $ 19    $   20      10   $   11   $  11   $  13    $  73   $  45   $  37


(a) El Paso is a general partner and owns 26.5 percent of the common units, all of the partership's Series C units and Series B preference units. The Series C units are reflected in the partnership's capital account at $351 million and the Series B preference units are reflected at $158 million.




                                                        FIELD SERVICES SEGMENT

                                                           VOLUMES AND RATES

                                                     2002                               2001                    Year-to-Date
                                        -------------------------------   --------------------------------   ----------------------
                                        First   Second   Third   Fourth    First   Second   Third   Fourth    2002    2001     2000
                                        -------------------------------   --------------------------------   ----------------------
Gathering and transportation volumes
 (BBtu/d)                                 2,153   2,265    2,209   1,839    2,442   2,363    2,229   2,121    2,116   2,288       -
Gathering and transportation volumes
 from sold assets(1)                      3,679       -        -       -    3,666   3,631    3,948   4,036      907   3,821       -
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----
     Total gathering and transportation
      volumes (Btu/d)                     5,832   2,265    2,209   1,839    6,108   5,994    6,177   6,157    3,023   6,109   3,868
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----

Weighted average gathering and
 transporation rates ($/MMBtu)          $  0.16 $  0.20  $  0.19 $  0.17  $  0.14 $  0.14  $  0.14  $ 0.12    $0.17  $ 0.14   $0.16
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----
Processing volumes (Inlet BBtu/d) (2)     3,937   3,928    3,883   3,729    3,710   4,160    4,367   4,461    3,869   4,177       -
Processing volumes from sold assets (1)     180      28        -       -      182     180      184     186       51     183       -
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----
     Total processing volumes (Inlet
      BBtu/d)                             4,117   3,956    3,883   3,729    3,892   4,340    4,551   4,647    3,920   4,360   2,930
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----
Weighted average processing margins
 ($/MMBtu)                              $  0.10 $  0.11  $  0.11 $  0.09  $  0.17 $  0.16  $  0.15 $  0.11  $  0.10 $  0.15 $  0.18
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----
Total NGL production (Bbl/d)            162,052 181,718  153,630 134,851  143,784 172,212  184,063 177,672  157,976 169,566 111,054
                                        ------- -------  ------- -------  ------- -------  -------  ------    -----  ------   -----



                                                     2002                               2001                      Year-to-Date
                                        -------------------------------   --------------------------------   ----------------------
                                        First   Second   Third   Fourth    First   Second   Third   Fourth    2002    2001     2000
                                        -------------------------------   --------------------------------   ----------------------
El Paso Energy Partners, L.P
   Natural gas pipelines and plants
   (BBtu/d) (2)                           2,430   6,254    5,971   6,501    1,950   2,235    1,896   2,314    5,302   2,099   1,714
                                        ------- -------  ------- -------  ------- -------  ------- -------  ------- ------- -------
   Oil and NGL logistics (Bbls/d)       231,740 240,184  219,449 209,613  201,288 248,825  234,606 241,408  225,170 231,650 175,005
                                        ------- -------  ------- -------  ------- -------  ------- -------  ------- ------- -------


(1) Represents volumes for assets sold during 2002. YTD reflects total activities since transfer date over 365 days (four quarters) for the volumes of the assets transferred.

(2) Includes Chaco volumes of 432 Bbtu/d for the fourth quarter, 616 Bbtu/d for the third quarter, 646 Bbtu/d for the second quarter, 619 Bbtu/d for the first quarter 2002, and 529 Bbtu/d for the fourth quarter
    2001 related to the Chaco transaction of October 2001.



                                                          EL PASO CORPORATION

                                                   SCHEDULE OF NON-RECURRING ITEMS

                                                            (UNAUDITED)

                                                   Fourth Quarter Ended December 31,           Twelve Months Ended December 31,
                                                   ---------------------------------           --------------------------------
                                                       2002                 2001                  2002                 2001
                                                       ----                 ----                  ----                 ----
(In Millions)                                   Pre-tax  After-tax   Pre-tax  After-tax    Pre-tax  After-tax   Pre-tax  After-tax
                                                -------  ---------   -------  ---------    -------  ---------   -------  ---------

Restructuring and mereger-related costs
   Employee severance, retention and
    transition costs                            $   18    $   13     $   9     $   6       $   41    $   30     $   838   $   569
   Transactions costs and fees                       -         -         -         -           40        29          70        48
   Business and operational integration                                (32)      (22)           -         -         383       260
   Other                                             -         -        16        11            -         -         229       257
     Total Restructuring and merger-related     ------    ------     -----     -----       ------    ------     -------    ------
      costs                                         18        13        (7)       (5)          81        59       1,520     1,134
                                                ------    ------     -----     -----       ------    ------     -------    ------
Asset impairments and net (gain)/loss
 on sales
   Long-lived assets impairment                    549       393        16        11          549       397         178       121
   Equity investments impairment                   291       209        34        23          578       418          77        52
   Cost basis investments impairment                 -         -         6         4           56        40          66        45
   Long-lived assets net gain on sales            (237)     (169)        -         -         (246)     (177)          -         -
   Equity investments net loss on sales             20        14         -         -           51        37           -         -
                                                ------    ------     -----     -----       ------    ------     -------    ------
     Total (gain)/loss on assets                   623       447        56        38          988       715         321       218
                                                ------    ------     -----     -----       ------    ------     -------    ------
Changes in accounting estimates                      -         -         -         -           -         -          316       214
Western Energy Settlement                          899       644         -         -          899       649          -          -
Ceiling test charges                                 2         1         -         -          269       194         135        91
                                                ------    ------     -----     -----       ------    ------     -------    ------
   Total charges impacting EBIT                  1,542     1,105        49        33        2,237     1,617       2,292     1,657
                                                ------    ------     -----     -----       ------    ------     -------    ------
Currency Loss                                        -         -         -         -           45        33           -         -
Discontinued operations, net of income
 taxes                                               -         2         -         4            -       124           -         5
                                                ------    ------     -----     -----       ------    ------     -------    ------
Extraordinary items, net of income taxes             -         -         -         -            -         -           -       (26)
                                                ------    ------     -----     -----       ------    ------     -------    ------
Cumulative effect of accounting
 changes, net of income taxes                        -       222         -         -            -        54           -         -
                                                ------    ------     -----     -----       ------    ------     -------    ------
     Total non-recurring items                  $1,542    $1,329     $  49     $  37       $2,282    $1,828     $ 2,292    $1,636
                                                ------    ------     -----     -----       ------    ------     -------    ------

                                                      Fourth Quarter 2002                Twelve Months Ended 2002
                                               --------------------------------       ------------------------------
                                               Pro forma    Non-Rec    Reported       Pro forma   Non-Rec  Reported
                                                 EBIT       Charges      EBIT           EBIT      Charges    EBIT
 Total EBIT by segment                         ----------  ---------  ---------       ---------  --------  ---------
Pipelines                                       $  355      $  561     $  (206)        $1,380     $  562    $  818
Production                                         178           6         172            807        273       534
Merchant Energy                                   (648)        972      (1,620)          (328)    1,2310    (1,638)
Field Services                                      27        (166)        193            160       (127)      287
Corporate and Other                                (52)        169        (221)            (7)       219      (226)
                                                ------      ------     -------         ------     ------    ------
    Total                                       $ (140)     $1,542     $(1,682)        $2,012     $2,237    $ (225)
                                                ------      ------     -------         ------     ------    ------


                                                      Fourth Quarter 2001                Twelve Months Ended 2001
                                               --------------------------------       ------------------------------
                                               Pro forma    Non-Rec    Reported       Pro forma   Non-Rec  Reported
                                                 EBIT       Charges      EBIT           EBIT      Charges    EBIT
Total EBIT by segment                          ----------  ---------  ---------       ---------  --------  ---------
  Pipelines                                     $  362      $    -     $   362          1,372     $  334    $1,038
  Production                                       277           -         277          1,128        208       920
  Merchant Energy                                  307          50         257          1,279        375       904
  Field Services                                    61           -          61            251         56       195
  Corporate and Other                              (61)         (1)        (60)          (109)     1,319    (1,428)
                                                ------      ------     -------          -----     ------    ------
    Total                                       $  946          49     $   897         $3,921      2.292    $1,629)
                                                ------      ------     -------          -----     ------    ------